                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL

                             CP LIMITED PARTNERSHIP

            OFFER TO EXCHANGE ITS 7.125% SENIOR NOTES DUE 2011, WHICH
       HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
         FOR ANY AND ALL OF ITS OUTSTANDING 7.125% SENIOR NOTES DUE 2011
                 PURSUANT TO THE PROSPECTUS, DATED MARCH 1, 2001


--------------------------------------------------------------------------------
  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2002, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------


                 Bank One Trust Company, N.A., as Exchange Agent



               By Registered, Certified or Overnight Mail or Hand
                                    Delivery:

                          Bank One Trust Company, N.A.
                        One North State Street, 9th Floor
                             Chicago, Illinois 60602
                              Attention: Exchanges






                                  By Facsimile:
                 (312) 407-8853 (For Eligible Institutions Only)

                         Confirmation Telephone Number:
                                 (800) 524-9472

  Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, does not constitute a valid delivery.

         The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated March 1, 2002 (as amended or supplemented from time to time, the "Prospectus"), of CP Limited Partnership, a Maryland limited partnership (the "Operating Partnership") and this letter of transmittal (as amended or supplemented from time to time, the "Letter of Transmittal"), which together constitute the Operating Partnership's offer to exchange (the "Exchange Offer") up to $150,000,000 aggregate principal amount of the Company's 7.125% Senior Notes due 2011 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an equal principal amount of the Operating Partnership's issued and outstanding 7.125% Senior Notes due 2011 (the "Unregistered Notes"), which have not been so registered.

         For each Unregistered Note accepted for exchange, the registered holder of such Unregistered Note (collectively with all other registered holders of Unregistered Notes, and upon exchange, the registered holders of the Exchange Notes, the "Holders") will receive an Exchange Note having a principal amount equal to that of the surrendered Unregistered Note. Registered Holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Unregistered Notes or, if no interest has been paid, from October 30, 2001. Unregistered Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the

Exchange Offer. Accordingly, Holders whose Unregistered Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Unregistered Notes otherwise payable on any interest payment date to the extent that the applicable record date occurs on or after consummation of the Exchange Offer. The form and terms of the Exchange Notes are identical in all material respects to those of the Unregistered Notes, except that the Exchange Notes will be registered under the Securities Act, and, therefore, will not be subject to certain transfer restrictions, registration rights and provisions providing for an increase, under certain circumstances, in the interest rate of the Unregistered Notes.

         This Letter of Transmittal is to be completed by a Holder of Unregistered Notes either if certificates are to be forwarded herewith, if available, or if a tender of certificates for Unregistered Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. Holders of Unregistered Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Unregistered Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Unregistered Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Operating Partnership the aggregate principal amount of Unregistered Notes indicated below in exchange for an equal aggregate principal amount of Exchange Notes. Subject to, and effective upon, the acceptance for exchange of the Unregistered Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Operating Partnership all right, title and interest in and to such Unregistered Notes as are being tendered hereby.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Unregistered Notes tendered hereby and that when the same are accepted for exchange, the Operating Partnership will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Operating Partnership. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Unregistered Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the Holder of such Unregistered Notes nor any such other person has an arrangement or understanding with any person to participate in a distribution of such Exchange Notes and that neither the Holder of such Unregistered Notes nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities
Act) of the Operating Partnership.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Unregistered Notes may be offered for resale, resold and otherwise transferred by a Holder thereof (other than a Holder that is an "affiliate" of the Operating Partnership within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holder's business and such Holder is not participating in and has no arrangement or understanding with any person to participate in a distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not participating in, and does not intend to participate in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any Holder who is an affiliate of the Operating Partnership, participates in or intends to participate in, or has any arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such Holder may not rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Unregistered Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Operating Partnership to be necessary or desirable to complete the sale, assignment and transfer of the Unregistered Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Exchange Notes in the name(s) of the undersigned or, in the case of a book-entry delivery of Unregistered Notes, please credit the account indicated below maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" herein, please send the Exchange Notes to the undersigned at the address shown in the box herein entitled "Description of Unregistered Notes Delivered."

         The undersigned recognizes that under certain circumstances set forth in the Prospectus under "The Exchange Offer--Conditions," the Company will not be required to accept for exchange any of the Unregistered Notes tendered. Unregistered Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instruction" below (or, in the case of Unregistered Notes tendered by book-entry transfer, credited to an account maintained by the tendering Holder at DTC).

              THE UNDERSIGNED, BY COMPLETING THE BOX BELOW ENTITLED "DESCRIPTION OF UNREGISTERED NOTES DELIVERED" AND SIGNING THIS LETTER,
                  WILL BE DEEMED TO HAVE TENDERED UNREGISTERED
                        NOTES AS SET FORTH IN SUCH BOX.

List below the Unregistered Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Unregistered Notes should be listed on a separate signed schedule affixed hereto.

 ------------------------------------------------------------------------------------------------------------------

                                    DESCRIPTION OF UNREGISTERED NOTES DELIVERED

 ------------------------------------------------------------------------------------------------------------------
             Name(s) and Address of              Certificate Number(s)*
              Registered Holder(s)                                             Aggregate        Principal Amount
           (Please fill in, if blank)                                      Principal Amount        Tendered**
 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------
                                        Totals:

 ------------------------------------------------------------------------------------------------------------------

* Need not be completed if Unregistered Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Unregistered Notes represented by the listed certificates. See Instruction 2. Unregistered Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

|_| CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution _________________________________________

         Account Number _______________  Transaction Code Number _______________

 |_| CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name of Registered Holder _____________________________________________

         Window Ticket Number (if any) _________________________________________

         Date of Execution of Notice of Guaranteed Delivery ____________________

         Name of Institution Which Guaranteed Delivery _________________________

         If Delivered by Book-Entry Transfer, Complete the Following:

         Account Number _______________  Transaction Code Number _______________

----------------------------------------------------------    --------------------------------------------------------
              SPECIAL ISSUANCE INSTRUCTIONS                                SPECIAL DELIVERY INSTRUCTIONS


     To be completed  ONLY if  certificates  for Exchange          To be completed ONLY if certificates  for Exchange
Notes are to be issued in the name of someone  other than     Notes are to be sent to  someone  other than the person
the person or persons  whose  signature(s)  appear(s)  on     or persons whose signature(s)  appear(s) on this Letter
this  Letter  of  Transmittal  below  or if  Unregistered     of  Transmittal  below or to such  person or persons at
Notes  delivered  by  book-entry  transfer  which are not     an  address  other  than  shown  in  the  box  entitled
accepted  for exchange are to be returned by credit to an     "Description of Unregistered  Notes  Delivered" on this
account  maintained at the Book-Entry  Transfer  Facility     Letter of Transmittal above.
other than the account indicated above.

Issue Exchange Notes to:                                      Mail Exchange Notes to:

Name:    ________________________________________________     Name:     _____________________________________________
              (Please Type or Print)                                            (Please Type or Print)

Address:  _______________________________________________     Address:   ____________________________________________
                                               (Zip Code)                                                  (Zip Code)

----------------------------------------------------------    --------------------------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR UNREGISTERED NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

          PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE
                            COMPLETING ANY BOX ABOVE

                                PLEASE SIGN HERE


Dated: ____________________________, 2002

X______________________________________________________________________________

X______________________________________________________________________________
                                 (Signature(s))


Area Code and Telephone Number:________________________________________________

If a Holder is tendering any Unregistered Notes, this letter must be signed by the Holder(s) as the name(s) appear(s) on the certificate(s) for the Unregistered Notes or by any person(s) authorized to become Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name: _________________________________________________________________________

_______________________________________________________________________________
                             (Please Type or Print)

Capacity (full title): ________________________________________________________

Address:_______________________________________________________________________

Telephone:_____________________________________________________________________
               SIGNATURE GUARANTEE (If required by Instruction 3)

Signature(s) Guarantees by an Eligible Institution:_____________________________
                                                      (Authorized Signature)

_______________________________________________________________________________
                                     (Title)

_______________________________________________________________________________
                                 (Name and Firm)

Dated: ______________________________, 2001

                                  INSTRUCTIONS
      FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE THE 7.125% SENIOR NOTES DUE 2011 OF CP LIMITED PARTNERSHIP, WHICH HAVE BEEN
   REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF
                     THE OUTSTANDING 7.125% SENIOR NOTES DUE
                         2011 OF CP LIMITED PARTNERSHIP

1.       DELIVERY OF THIS LETTER AND UNREGISTERED NOTES; GUARANTEED DELIVERY
         PROCEDURES.

         This Letter of Transmittal is to be completed by Holders of Unregistered Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. Certificates representing tendered Unregistered Notes or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof or Agent's Message in lieu hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Unregistered Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         Holders whose certificates for Unregistered Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Unregistered Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Unregistered Notes and the amount of Unregistered Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Unregistered Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Unregistered Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal, must be deposited by the Eligible Institution within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of this Letter of Transmittal, the Unregistered Notes and all other required documents is at the election and risk of the tendering Holders, but delivery will be deemed made only upon actual receipt or confirmation by the Exchange Agent. If Unregistered Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer" section of the Prospectus.

2.       PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
         TRANSFER).

         If less than all of the Unregistered Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Unregistered Notes to be tendered in the box above entitled "Description of Unregistered Notes Delivered--Principal Amount Tendered." In such case, a reissued certificate representing the balance of nontendered Unregistered Notes will be sent or delivered by book-entry transfer to such tendering Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal, promptly after the Expiration Date. See Instruction
4. All of the Unregistered Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS, GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the Holder of the Unregistered Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Unregistered Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

         If any tendered Unregistered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

         When this Letter of Transmittal is signed by the Registered Holder(s) of the Unregistered Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Unregistered Notes are to be reissued, to a person other than the Registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the Registered Holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the Registered Holder(s) appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

ENDORSEMENTS ON CERTIFICATES FOR UNREGISTERED NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH, AN "ELIGIBLE INSTITUTION").

         SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE UNREGISTERED NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF UNREGISTERED NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH UNREGISTERED NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering Holders of Unregistered Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Unregistered Notes not tendered, accepted or exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Unregistered Notes by book-entry transfer may request that Unregistered Notes not accepted or exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Unregistered Notes not accepted or exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

 5.      TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Unregistered Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Unregistered Notes not tendered, accepted or exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Unregistered Notes tendered hereby, or if tendered Unregistered Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Unregistered Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering Holder and the Exchange Agent will retain possession of an amount of Exchange Notes with a face amount equal to the amount of such transfer taxes due by such tendering Holder pending receipt by the Exchange Agent of the amount of such taxes.

         Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Unregistered Notes specified in this Letter of Transmittal.

6.       WAIVER OF CONDITIONS.

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.       NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Unregistered Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Unregistered Notes for exchange.

         Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Unregistered Notes, neither the Company, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor incur any liability for failure to give any such notice.

8.       MUTILATED, LOST, STOLEN OR DESTROYED UNREGISTERED NOTES.

         Any Holder whose Unregistered Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.       WITHDRAWAL OF TENDERS.

         Tenders of Unregistered Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at one of the addresses set forth above. Any such notice of withdrawal must specify the name of the person having tendered the Unregistered Notes to be withdrawn, identify the Unregistered Notes to be withdrawn (including the principal amount of such Unregistered Notes), and (where certificates for Unregistered Notes have been transmitted) specify the name in which such Unregistered Notes are registered, if different from that of the withdrawing Holder. If certificates for Unregistered Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the withdrawal of such certificates, the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Holder is an Eligible Institution in which case such guarantee will not be required. If Unregistered Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Unregistered Notes and otherwise comply with the procedures of such facility. Any Unregistered Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Unregistered Notes which have been tendered for exchange, but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Unregistered Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described above, such Unregistered Notes will be credited to an account maintained by the Holder with such Book-Entry Transfer Facility for the Unregistered Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Unregistered Notes may be retendered by following one of the procedures set forth in "The Exchange Offer--Procedures for Tendering Unregistered Notes" section of the Prospectus at any time on or prior to the Expiration Date.

10.      VALIDITY OF TENDERS

         All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company reserves the right to reject any and all Unregistered Notes not validly tendered or any Unregistered Notes, the Company's acceptance of which may, in the opinion of the Company or counsel to the Company, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Unregistered Notes as to any ineligibility of any Holder who seeks to tender Unregistered Notes in the Exchange Offer, whether or not similar conditions or irregularities are waived in the case of other Holders. Any such waiver shall not constitute a general waiver of the conditions of the Exchange Offer by the Company. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Unregistered Notes must be cured within such time as the Company shall determine.


11.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions and requests for assistance regarding exchange procedures may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

                            IMPORTANT TAX INFORMATION

         Under current United States federal income tax law, a Holder of Exchange Notes is required to provide the Company (as payor) with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent backup withholding on any Exchange Notes delivered pursuant to the Exchange Offer and any payments received in respect of the Exchange Notes. If a Holder of Exchange Notes is an individual, the TIN is such holder's social security number. If the Company is not provided with the correct taxpayer identification number, a Holder of Exchange Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. Accordingly, each prospective Holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

         Certain Holders of Exchange Notes (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. Exempt prospective Holders of Exchange Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, a properly completed Internal Revenue Service Form W-8BEN (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Company is required to withhold from any payment made to the Holder of Exchange Notes or other payee, at the applicable rate. Backup withholding is not an additional United States federal income tax. Rather, the United States federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on any Exchange Notes delivered pursuant to the Exchange Offer and any payments received in respect of the Exchange Notes, each prospective Holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) such prospective Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective Holder is awaiting a TIN) and that (A) such prospective Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective Holder that he or she is no longer subject to backup withholding; or
(ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The prospective Holder of Exchange Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the Exchange Notes. If the Exchange Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                         (SEE IMPORTANT TAX INFORMATION)

                   PAYOR'S NAME: BANK ONE TRUST COMPANY, N.A.

----------------------------------------------------------------------------------------------------------------------
                                         PART I--PLEASE PROVIDE YOUR TIN IN
                                         THE BOX AT RIGHT OR INDICATE THAT      TIN:  ____________________
                                         YOU APPLIED FOR A TIN AND CERTIFY BY         Social Security Number or
                                         SIGNING AND DATING BELOW.                    Employer Identification Number


                                                                                TIN Applied for |_|
                                         -----------------------------------------------------------------------------
                                         PART 2--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
Substitute                               (1)      The number shown on this form is my correct Taxpayer Identification
Form W-9                                          Number (or I am waiting for a number to be issued to me);

Department of Treasury                   (2)      I am not subject to backup withholding either because: (a) I am
Internal Revenue Service                          exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup
Payor's Request for Taxpayer                      withholding as a result of a failure to report all interest or
Identification Number ("TIN") and                 dividends, or (c) the IRS has notified me that I am no longer
Certification                                     subject to backup withholding;

                                         (3)      I am a U.S. person (including a U.S. resident alien); and

                                         (4)      any other information provided on this form is true and correct.

                                         Signature: __________________          Date: ______________________
----------------------------------------------------------------------------------------------------------------------

         You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE: FAILURE BY A PROSPECTIVE HOLDER OF EXCHANGE NOTES TO BE ISSUED PURSUANT TO THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES DELIVERED TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9


--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of the exchange, an amount sufficient to cover the backup withholding tax will be retained on payments made to me on account of the Exchange Notes until I provide a TIN to the payor, and that, if I do not provide my TIN within 60 days, such retained amounts shall be remitted to the IRS as a backup withholding and all reportable payments made to be thereafter will be subject to backup withholding and remitted to the IRS until I provide a TIN.

--------------------------------------          --------------------------------
               Signature                                     Date

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